UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): January 23, 2007

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         (a) On January 23, 2007, Michael L. Cox announced he intends to retire from his positions as President and Chief Executive Officer of the Corporation, effective April 24, 2007. On January 23, 2007, the Board of Directors of First Merchants Corporation (the "Corporation") entered into a letter agreement (the "Agreement") with Mr. Cox engaging him to provide certain consulting services to the Corporation following his retirement. A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) As discussed above, Michael L. Cox, President and Chief Executive Officer of the Corporation is retiring as an officer of the Corporation effective as of April 24, 2007. He will continue as a Director of the Corporation through the remainder of his term which expires upon the 2007 annual meeting of the shareholders. In accordance with the provisions of the Agreement, the Nominating and Governance Committee of the Board of Directors will nominate Mr. Cox for re-election at that meeting and, if elected, Mr. Cox has agreed to retire as a Director effective upon the 2009 annual meeting of the shareholders.


         (c) The Corporation has elected Michael C. Rechin who is currently the Executive Vice President and Chief Operating Officer of the Corporation to serve as the President and Chief Executive Officer of the Corporation upon Mr. Cox's retirement. A copy of the Corporation's press release, dated January 24, 2007, announcing the retirement of Mr. Cox and the appointment of Mr. Rechin is attached hereto as Exhibit 99.

Item 8.01.        Other Events.

The Board of Directors of the Corporation has approved the reorganization of certain of its wholly-owned subsidiaries pending approval from the subsidiaries' federal banking regulator. Through the reorganization, United Communities National Bank, The First National Bank of Portland, Decatur Bank & Trust Company, National Association and Frances Slocum Bank & Trust Company, National Association will be merged with and into First Merchants Bank, National Association. A copy of the Corporation's press release, dated January 24, 2007, announcing the reorganization is attached hereto as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits.

         (c) (10.1) Letter Agreement between the Corporation and Michael L. Cox, dated January 23, 2007; and

                  (99.1) Press Release dated January 24, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                           Mark K. Hardwick
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Principal Accounting Officer)


Dated:  January 24, 2007

                                  EXHIBIT INDEX


         10.1 Letter Agreement between the Corporation and Michael L. Cox, dated January 23, 2007
         99.1     Press Release dated January 24, 2007

                                Letter Agreement

                                  Exhibit 10.1

                                January 23, 2007

January 23, 2007

Michael L. Cox, President and CEO
First Merchants Corporation
200 East Jackson Street
Muncie, IN 47305

Re:      Agreement Concerning Retirement and for Consulting Services

Dear Mike:

You came to Chuck Schalliol and me in early December and requested that we discuss your possible retirement as the President and CEO of First Merchants Corporation as of the 2007 annual meeting of shareholders. As you know, we reported our discussions to the Board of Directors in an executive session held during the Board's December 12 meeting and at that time I appointed an ad hoc committee comprised of the Chairs of the standing committees of the Board to meet and report back to the Board with recommendations concerning your retirement and related management succession issues.

I am pleased to state that, following meetings of the ad hoc committee and other communications involving committee members, you, me, and others, the Board today unanimously approved the committee's recommendations concerning your retirement and engagement of your services as a consultant following your retirement. The Board has authorized me to accept your request to retire as the President and CEO of First Merchants Corporation and as an employee of the Corporation, effective as of April 24, 2007, and engage your services on behalf of the Corporation as a consultant following your retirement, all in accordance with the following terms and conditions, to which you agree by signing your name at the end of this letter:

1. You will retire as the President and CEO of First Merchants Corporation and as an employee of the Corporation effective as of April 24, 2007, the date of the 2007 annual meeting of shareholders.

2. You will provide services to the Corporation as a nonemployee consultant for a period of two years, beginning April 24, 2007 and continuing until the earlier of April 24, 2009 or the date of the 2009 annual meeting of shareholders. You will report directly to the President and CEO of the Corporation. Your services to the Corporation will be as requested by the President and CEO of the Corporation and are expected to include, among other things, advice and assistance with matters relating to mergers, acquisitions and other business expansion opportunities, and matters relating to Project Gold Shield. You will also represent the Corporation as an officer and director of the Indiana Bankers Association and as a director of the Indiana State Chamber of Commerce, unless the President and CEO requests otherwise. However, in your capacity as a

Michael L. Cox, President and CEO
January 23, 2007
Page 2

consultant, you will not act as an agent of the Corporation without the prior written consent of the President and CEO of the Corporation. We will not expect a time commitment from you for your consulting services of more than 50%. You will be paid $175,000 in the first year and $100,000 in the second year for these services, in substantially equal monthly installments. In addition, while serving as a consultant to the Corporation, you will be reimbursed for your reasonable out-of-pocket travel and other expenses, under the Corporation's standard policies and procedures for its employees, incurred on behalf and at the request of the President and CEO of the Corporation. You will also be provided the following amenities and benefits: administrative and secretarial assistance, a computer, and a cell phone. You will also have the option of continuing coverage for you and your spouse under the Corporation's healthcare plan until you (and she) become eligible for Medicare, if you pay 100% of the premiums for the coverage. However, your life and disability insurance coverages and other employee benefits will cease when you retire, and you will not be provided a car or car insurance. You will be solely responsible for the payment of all applicable federal, state and local income taxes, social security contributions, unemployment, disability or worker's compensation insurance contributions, and any and all other payroll taxes or payroll deductions with respect to the amounts payable to you by the Corporation for your consulting services under this agreement.

3. You will be eligible to commence payment of benefits under the Corporation's qualified retirement plans in which you are a participant, effective as of the date of your retirement as an employee of the Corporation, in accordance with the provisions of these plans. The Corporation's Supplemental Executive Retirement Plan in which you are a participant will be amended, consistent with the provisions of Section 409A of the Internal Revenue Code, to provide that your benefits under the plan will vest when you retire. Payment of these benefits will be made in accordance with the provisions of the plan, as amended to comply with Section 409A.

4. Your salary for the period from January 1, 2007 through April 24, 2007 will remain the same as your 2006 salary.

5. In February 2007 you will be paid the bonus you earned for 2006 under the Senior Management Incentive Compensation Program. You will be eligible to participate in the Program for 2007 on a pro rata basis, which means that your bonus will be a fraction of the annual bonus payable to the President and CEO under the Program, the numerator of which is the number of days you are employed as President and CEO during 2007 and the denominator of which is 365. You presently have 850.9 nonvested deferred stock units under the Program which will vest upon your retirement and will be payable in January or February 2008 in accordance with the provisions of the program.

6. You have a total of 108,439 vested and 12,000 nonvested unexercised options to purchase shares of the Corporation as of the date of this agreement under the 1999 First Merchants Corporation Long-Term Equity Incentive Plan and the 1994 First Merchants Corporation Stock Option Plan. The nonvested options will vest upon your retirement. To the extent they are incentive stock options, your options must be exercised within three months following the date of your retirement. If they are exercised after that three-month period, they will be

Michael L. Cox, President and CEO
January 23, 2007
Page 3

nonqualified options. You have also been awarded 3,400 shares of restricted stock under the 1999 First Merchants Corporation Long-Term Equity Incentive Plan. The restrictions will be eliminated and the shares will vest upon your retirement. You will not be eligible for an award of stock options or restricted stock under the 1999 First Merchants Corporation Long-Term Equity Incentive Plan in February 2007.

7. Since you will not be employed by the Corporation on June 30, 2007, you will not be eligible to purchase shares of the Corporation under the 2004 Employee Stock Purchase Plan for the offering period ending June 30, 2007. Any money deducted from your salary during this offering period to purchase shares under the plan will be refunded to you.

8. The Change of Control Agreement presently in effect between you and the Corporation will terminate as of the date of your retirement.

9. The Confidentiality and Non-Solicitation Agreement presently in effect between you and the Corporation will remain in effect following your retirement. The provisions of Part II of that agreement, concerning non-solicitation, will continue to apply for a period of one year after the date you are no longer providing consulting services to the Corporation under this agreement.

10. While you are providing consulting services to the Corporation under this agreement, you will be governed by the Corporation's Code of Business Conduct that is applicable to its employees, officers and directors.

11. Your engagement by the Corporation as a consultant, as described in paragraph 2 above, will terminate immediately, without any further payment or financial obligation to you, in the event: (a) the Board of Directors determines that there is "Cause" for such termination, as that term is defined in the Change of Control Agreement presently in effect between you and the Corporation; or (b) you directly or indirectly, without the prior written consent of the Chairman of the Corporation's Board of Directors, render services to or for an entity or engage in a business that is, in the judgment of the Board of Directors, in competition with the Corporation or any of its subsidiaries or affiliates. In the event your engagement as a consultant is terminated, as provided in this paragraph 11, you will submit your written resignation as a Director of the Corporation to the Chairman of the Board of Directors, effective immediately.

12. Your current term as a Director of the Corporation expires as of the 2007 annual meeting of shareholders. You will be nominated by the Nominating and Governance Committee to serve as a Director for one additional three-year term, subject to the vote of the shareholders, commencing as of the 2007 annual meeting of shareholders. However, you agree to submit your written resignation as a Director of the Corporation to the Chairman of the Board of Directors in January 2009, effective as of the date of the 2009 annual meeting of shareholders.

13. You will resign from the boards of directors of all of the Corporation's subsidiaries and affiliates on which you are currently serving, effective as of the date of your retirement.

Michael L. Cox, President and CEO
January 23, 2007
Page 4

Mike, I know I speak for the entire Board of Directors when I express our great appreciation for your many contributions to First Merchants Corporation and our desire to be supportive of your decision to transition to a less full-time working relationship.

Very truly yours,


/s/ Robert M. Smitson
---------------------
Robert M. Smitson
Chairman of the Board of Directors



I hereby request retirement as the President and CEO of First Merchants Corporation and as an employee of the Corporation effective as of April 24, 2007. I agree to the above and foregoing terms and conditions concerning my retirement as the President and CEO of First Merchants Corporation and the Corporation's engagement of my services as a consultant following my retirement.

Dated this 23rd day of January, 2007.



/s/ Michael L. Cox
------------------
Michael L. Cox
President and CEO

                          First Merchants Corporation

                                 Exhibit No. 99.1

                      Press Release, dated January 24, 2007

News release


For immediate release

For further information, contact:
Jennifer Dzwonar, Susan Matthews - media                            317-631-6400
Mark Hardwick, Executive VP and Chief Financial Officer             765-751-1857


                      FIRST MERCHANTS CORPORATION ANNOUNCES
                       CEO TRANSITION AND STRUCTURE CHANGE

(Muncie, Ind., January 24, 2007) First Merchants Corporation (NASDAQ:FRME) today announced that Michael C. Rechin will become President and CEO upon the retirement of Michael L. Cox. The change will become effective at the corporation's annual meeting, to be held April 24, 2007.

Rechin, who is currently serving as chief operating officer, joined First Merchants Corporation 15 months ago. Since that time, he has worked closely with the affiliate bank presidents in local communities to reinforce the brand and identify growth opportunities in served markets.

Robert M. Smitson, Chairman of the Board said, "On behalf of the entire board of directors, I want to express our great appreciation to Mike Cox for his many contributions to First Merchants Corporation. Mike assumed the role of CEO in April, 1999, and under his leadership, the corporation's total assets have more than doubled in size."

"The board is pleased to have someone of Mike Rechin's background and experience to succeed Mike Cox. Rechin has been a driving force in the development of the 2007 business plan, and we are confident he will successfully implement the plan and build upon the strong foundation that has been established," Smitson said.

Before joining First Merchants, Rechin was Executive Vice President of corporate banking for National City Bank, managing its Indiana operations. He began his career with BancOhio National Bank in Columbus, Ohio, in 1983 as a corporate banking trainee and joined National City upon the acquisition of BancOhio in 1984. Rechin holds an undergraduate degree and an MBA in finance from Miami University of Ohio.

"It has been a pleasure to serve First Merchants Corporation as CEO for the past eight years and as a director since 1984. I am proud of our accomplishments and believe the corporation is positioned for even greater success. In meeting with our local bank boards over the past few weeks, I've seen how fully supportive they are of the 2007 initiatives. It has been a pleasure to work closely with Mike Rechin, and I have every confidence that this will be a smooth transition," Cox said.

"I sincerely appreciate the confidence the First Merchants board has placed in me, as well as the solid foundation Mike Cox helped build over the past several years. We are positioned well for the future," Rechin said.

Structural change to reduce number of bank charters to four

The corporation further announced that a key 2007 initiative will be the combination of five of its bank charters into one. Subject to the approval of the Office of the Comptroller of the Currency (OCC), Frances Slocum Bank & Trust Company, Decatur Bank &Trust, First National Bank, and United Communities National Bank will combine with First Merchants Bank. This will create the largest bank holding company headquartered in Central Indiana. The anticipated effective date of the combinations is April 2, 2007.

In addition, the corporation plans to pursue the approval of the OCC to combine the Hamilton County, Indiana, offices of First Merchants Bank and Madison Community Bank under the name of First Merchants Bank of Central Indiana. The two other First Merchants Corporation banks, Lafayette Bank & Trust Company as well as Commerce National Bank, will retain their names and charters. As a result, First Merchants Corporation will hold four bank charters: First Merchants Bank, First Merchants Bank of Central Indiana, Lafayette Bank & Trust Company, and Commerce National Bank.

"Four strong charters will allow us to better build our brand in our four served regions. Each bank will be able to expand its market position and continue its focus on customer needs. For our local communities, there will be little change. Each bank will retain its local leadership, and regional presidents will continue to focus on serving customers, growing new relationships, and providing greater profit contributions to the corporation," said CEO Cox.

"This is a positive step toward higher performance that will take advantage of increased efficiencies. Each of the banks already shares products, infrastructure and common systems. In so many ways, we're already one bank. Over the past five years, through diligent effort, we've moved to centralized departments for operations, HR, marketing, risk management and finance. Reducing the numbers of charters and names is simply the next, critical step in the journey to increased efficiency and continued improvements to our performance," said Rechin, who currently oversees banking operations.

James Meinerding, current President and CEO of United Communities National Bank, will become President and CEO of the newly combined First Merchants Bank. Michael Baker, currently President and CEO of Madison Community Bank, will become President and CEO of First Merchants Bank of Central Indiana. Leadership at Lafayette Bank & Trust and Commerce National Bank will remain unchanged.

"Jim and Mike are proven leaders and a critical part of the team that will drive higher performance. As an Indiana-based company, we place a high value on relationships with our customers and our communities, and each of our CEOs and regional presidents is committed to further strengthening our local impact," Rechin said.

Leadership for the four First Merchants Corporation banks is anticipated to be as follows:

First Merchants Bank
o Jim Meinerding - President and CEO - Randolph, Union, Fayette and Wayne counties in Indiana; Butler County, OH
o        Jack Demaree - Regional President - Delaware and Henry counties, IN
o        Ron Kerby - Regional President - Wabash, Miami and Howard counties, IN
o        Steve Bailey - Regional President - Adams County, IN
o        Bob Bell - Regional President - Jay County, IN

First Merchants Bank of Central Indiana
o        Mike Baker - President and CEO
o        Bill Redman - Indianapolis Market Executive

Lafayette Bank & Trust
o        Tony Albrecht - President and CEO

Commerce National Bank
o        Tom McAuliffe - Chairman of the Board and CEO
o        John Romelfanger - President and COO

Conference call

First Merchants Corporation will conduct a conference call at 2:30 p.m. (EDT) today, Wednesday, January 24, 2007. To participate dial (Toll Free) 877-407-9210 and reference First Merchants Corporation's fourth quarter earnings release. A replay will be available until January 31, 2007. To access replay, US/Canada participants should dial (Toll Free) 877-660-6853. The replay will require the Account # 286 and Conference ID # 226600.

During the call we may make Forward Looking statements about our relative business outlook. These Forward Looking statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking statements include but are not limited to any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).